                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report:  May 22, 1998


                               CD Warehouse, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              333-15139                           73-1504999
              ---------                           ----------
       (Commission File Number)                (I.R.S. Employer
                                              Identification No.)


1204 Sovereign Row, Oklahoma City, OK                          73108
-------------------------------------                          -----
(Address of principal executive offices)                     (Zip Code)

                                (405) 949-2422
                                --------------
                 (Registrant's telephone, including area code)
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits.

     The following documents are filed as part of this Report:

99.1 Form of Stock Purchase Agreement (filed electronically herewith).

99.2 Press release issued by the Registrant on May 15, 1998 (filed electronically herewith).

Item 9.  Sales of Equity Securities Pursuant to Regulation S.
-------  ---------------------------------------------------

     On May 28, 1998, CD Warehouse, Inc. (the "Company") closed a private placement (the "Offering") of an aggregate 1,624,300 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"). The Shares, which were sold for a purchase price of $10.00 per share, for gross offering proceeds of $16,243,000, were sold in the United States to certain "accredited investors" (as such term is defined in Regulation D of the Securities Act of 1933 (the "Act")) in reliance on Rule 506 of Regulation D of the Act, and outside the United States to certain non-U.S. persons (who also are accredited investors) in reliance on Regulation S of the Act.


                                       2
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     Placement agents for the Offering were Capital West Securities, Inc. and
ComVest Partners, Inc., who received in connection with the Offering (i) discounts and commissions of 8.0% of the gross proceeds of the Offering (an aggregate $1,299,440), and (ii) an aggregate 162,430 Common Stock purchase warrants, which entitle the holders thereof to purchase Common Stock at an exercise price of $10.00 per share on and after the first anniversary of the closing of the Offering (the "Closing") and expiring on the fifth anniversary of the Closing. Neither the Company nor any of its affiliates, directors or officers has any material relationship with any of the investors in the private placement.


                                       3
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          CD WAREHOUSE, INC.
                          (Registrant)



Date: June 3, 1998        BY: /s/ Doyle E. Motley
                             --------------------------------------------------
                              Doyle E. Motley
                              Senior Vice President and Chief Financial Officer

                                       4
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                               INDEX TO EXHIBITS

                                                         Appears at
                                                        Sequentially
Exhibit                                                   Numbered
Number                     Description                      Page
---------  -------------------------------------------  ------------

 99.1      Form of Stock Purchase                             6

 99.2      Press release issued by the Registrant            19
           on May 15, 1998.